Exhibit 99.1

Marchex Reports Second Quarter 2004 Financial Results

SEATTLE, WA — August 5, 2004 — Marchex, Inc. (NASDAQ: MCHX), a provider of technology-based services to merchants engaged in online transactions, today announced its results for the second quarter ended June 30, 2004.

•	Revenue was $8.9 million for the second quarter of 2004, compared to $5.4 million for the same period of 2003.

•	Adjusted operating income before amortization was $716,000 for the second quarter of 2004, compared to $662,000 for the same period of 2003. Depreciation charges included in adjusted operating income before amortization were $149,000 for the second quarter of 2004, compared to $69,000 for the same period of 2003. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) and GAAP net income (loss) is attached to the financial tables included in this release.

•	GAAP net loss applicable to common stockholders was $479,000 for the second quarter of 2004 or $0.02 per share, compared to $866,000 for the same period of 2003, or $0.07 per share. The decrease in GAAP net loss applicable to common stockholders was primarily due to a reduction in the accretion to redemption value of redeemable preferred stock, a non-cash item.

“Throughout the recent period, we continued to make strategic, operational, and financial progress in executing our long term plan of establishing Marchex as a leader in providing services to merchants engaged in online transactions,” said Russell C. Horowitz, Marchex Chairman and CEO. “We are pleased with the quarter and with the overall momentum we are experiencing across our business.”

“In looking at the balance of 2004, we expect to see an acceleration of sequential growth rates of our revenue and subsequent expansion of adjusted operating income before amortization,” Horowitz added.

Recent Event

Subsequent to the end of the quarter, Marchex announced the acquisition of goClick.com, Inc. (www.goclick.com), a provider of marketing technologies and services for small merchants, for $12.5 million, with $8.3 million in cash and the balance in Marchex stock. The acquisition was effective July 27, 2004 and is anticipated to be accretive to Marchex’s adjusted operating income before amortization on a go forward basis.

goClick is focused on technologies in the areas of advertising partner management and automated advertiser account management services, all of which enable small businesses to easily develop and manage pay-per-click advertising programs. goClick’s emphasis has been, and will continue to be, on servicing small merchants which are not serviced by larger providers in the pay-per-click industry.

Financial Guidance

As previously noted, in looking at the balance of 2004, Marchex expects to see an acceleration of sequential growth rates of its revenue and subsequent expansion of its adjusted operating income before amortization.

Marchex’s financial guidance is as follows:

2004 revenue estimate:	More than $40 million
Q2 2004 adjusted operating income before amortization margin:	8%
Long-term adjusted operating income before amortization margin target:	20% or more

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. EDT on Thursday, August 5, 2004, to discuss these quarterly results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) provides technology-based services to merchants engaged in online transactions. Currently, the company delivers the following services in support of its partners: pay-per-click listings, search inclusion, paid inclusion, natural search engine optimization, local search marketing applications, and conversion tracking and analysis. Marchex’s operating businesses include Enhance Interactive (www.enhance.com) and TraffiicLeader® (www.trafficleader.com)

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included on this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report filed with the SEC. We disclaim any intention or obligation to update any forward-looking statements.

For further information, contact:

Press:
Mark S. Peterson
VP of Public Relations
Marchex, Inc.
206-331-3344
mark@marchex.com

Investor relations:
Trevor Caldwell
Director of Investor Relations & Strategic Initiatives
Marchex, Inc.
206-331-3316
tcaldwell@marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Successor Periods
	Quarter ended June 30, 2003	Quarter ended June 30, 2004
Revenue	$5,356,286	8,865,178

Expenses:
Service costs	2,955,535	5,743,815
Sales and marketing	654,182	1,030,710
Product development	354,927	528,306
General and administrative	729,856	846,680
Acquisition-related retention consideration	—	122,724
Facility relocation	—	—
Stock-based compensation	550,078	235,234
Amortization of intangible assets	869,588	1,034,643

Total operating expenses	6,114,166	9,542,112

Income (loss) from operations	(757,880)	(676,934)
Other income (expense):
Interest income	13,479	70,329
Interest expense	—	(1,488)
Adjustment to fair value of redemption obligation	—	—
Other	—	—

Total other income	13,479	68,841

Income (loss) before provision for income taxes	(744,401)	(608,093)

Income tax expense (benefit)	(263,771)	(147,103)

Net income (loss)	(480,630)	(460,990)

Accretion to redemption value of redeemable convertible preferred stock	385,274	17,751

Net income (loss) applicable to common stockholders	$(865,904)	(478,741)

Basic and diluted net loss per share applicable to common stockholders	$(0.07)	$(0.02)

Shares used to calculate basic and diluted net loss per share applicable to common stockholders	13,255,000	24,174,284

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Predecessor Period	Successor Period	Combined 2003 Periods	Successor Period
	Period from January 1 to February 28, 2003	Period from January 17 (inception) to June 30, 2003	Combined Period January 1 to June 30, 2003	Six months ended June 30, 2004
Revenue	$3,071,055	7,072,219	10,143,274	16,467,089

Expenses:
Service costs	1,732,813	3,838,815	5,571,628	10,523,390
Sales and marketing	365,043	868,797	1,233,840	2,040,682
Product development	144,479	459,874	604,353	1,033,841
General and administrative	234,667	1,156,775	1,391,442	1,541,427
Acquisition-related retention consideration	—	—	—	255,660
Facility relocation	—	—	—	230,459
Stock-based compensation	38,981	1,261,069	1,300,050	595,998
Amortization of intangible assets	—	1,159,675	1,159,675	2,069,512

Total operating expenses	2,515,983	8,745,005	11,260,988	18,290,969

Income (loss) from operations	555,072	(1,672,786)	(1,117,714)	(1,823,880)
Other income (expense):
Interest income	1,529	16,571	18,100	81,346
Interest expense	—	—	—	(1,813)
Adjustment to fair value of redemption obligation	—	—	—	55,250
Other	—	—	—	3,643

Total other income	1,529	16,571	18,100	138,426

Income (loss) before provision for income taxes	556,601	(1,656,215)	(1,099,614)	(1,685,454)

Income tax expense (benefit)	224,082	(586,863)	(362,781)	(200,803)

Net income (loss)	332,519	(1,069,352)	(736,833)	(1,484,651)

Accretion to redemption value of redeemable convertible preferred stock	—	504,355	504,355	420,430

Net income (loss) applicable to common stockholders	$332,519	(1,573,707)	(1,241,188)	(1,905,081)

Basic and diluted net loss per share applicable to common stockholders		$(0.12)		$(0.10)

Shares used to calculate basic and diluted net loss per share applicable to common stockholders		13,174,451		18,810,413

(A) Presentation of Financial Reporting Periods

From January 17, 2003 (inception) through February 28, 2003, we were involved in business and product development, as well as financing and acquisition initiatives. During this period, we had no revenue. On February 28, 2003, we acquired Enhance Interactive. Accordingly, our activities in the Six months ended June 30, 2004 were different from the operating activities of Enhance Interactive for the same period in 2003. For purposes of our discussion, we have included the results of operations of the Predecessor, Enhance Interactive. The 2003 period presentation combines the results for the period of January 17, 2003 (inception) to June 30, 2003 and the results of Enhance Interactive for the period of January 1, 2003 to February 28, 2003 (Combined 2003 Periods). In the Combined 2003 Periods, we have included the overlapping operating activities of Enhance Interactive and our operating activities for the period of January 17, 2003 (inception) through February 28, 2003.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2003	June 30, 2004
Assets
Current assets:
Cash and cash equivalents	$6,019,119	29,769,037
Accounts receivable, net	1,627,730	2,361,195
Prepaid expenses and other current assets	433,109	490,059
Deferred tax assets	263,193	394,221

Total current assets	8,343,151	33,014,512

Property and equipment, net	994,793	1,191,913
Other assets	409,878	152,037
Goodwill	17,252,999	17,279,035
Identifiable intangible assets, net	6,701,791	4,632,279

Total assets	$33,702,612	56,269,776

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$2,842,229	2,871,864
Accrued expenses and other current liabilities	1,284,492	1,025,724
Deferred revenue	848,958	1,055,586
Earn-out liability payable	3,525,995	258,328

Total current liabilities	8,501,674	5,211,502

Deferred tax liabilities	1,829,687	1,068,559
Other non-current liabilities	96,517	120,945

Total liabilities	10,427,878	6,401,006

Series A redeemable convertible preferred stock	21,440,402	—

Stockholders’ equity:
Class A common stock	122,500	122,500
Class B common stock	15,675	128,271
Class B restricted common stock	—	1,146
Additional paid-in capital	6,716,734	55,946,513
Deferred stock-based compensation	(1,532,340)	(936,342)
Accumulated deficit	(3,488,237)	(5,393,318)

Total stockholders’ equity	1,834,332	49,868,770

Total liabilities and stockholders’ equity	$33,702,612	56,269,776

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Adjusted Operating Income Before Amortization and Operating Income Before Amortization (OIBA) to GAAP Net Income (Loss)

(unaudited)

	Successor Periods
	Quarter ended June 30, 2003	Quarter ended June 30, 2004
Adjusted operating income before amortization (Adjusted OIBA)	$661,786	715,667

Acquisition-related retention consideration	—	(122,724)
Facility relocation	—	—

Operating income before amortization (OIBA)	661,786	592,943

Stock-based compensation	(550,078)	(235,234)
Amortization of intangible assets	(869,588)	(1,034,643)

Income (loss) from operations	(757,880)	(676,934)

Other income (expense):
Interest income	13,479	70,329
Interest expense	—	(1,488)
Adjustment to fair value of redemption obligation	—	—
Other	—	—

Total other income	13,479	68,841

Income (loss) before provision for income taxes	(744,401)	(608,093)

Income tax expense (benefit)	(263,771)	(147,103)

Net income (loss)	(480,630)	(460,990)

Accretion to redemption value of redeemable convertible preferred stock	385,274	17,751

Net income (loss) applicable to common stockholders	$(865,904)	(478,741)

(A) Adjusted operating income before amortization and operating income before amortization (OIBA)

We report operating income before amortization (OIBA) that is a supplemental measure to GAAP. OIBA represents loss from operations before (1) stock-based compensation expense and (2) amortization of intangible assets. It is one of the primary metrics by which we evaluate the performance of our business. Additionally, management uses adjusted OIBA which excludes both the acquisition-related retention consideration, as we view this as part of the earn-out incentives related to the Enhance transaction, and a facility relocation expense. Both of these considerations are viewed as non-recurring in nature with the facility relocation expense recognized in the Six months ended June 30, 2004 and the earn-out consideration relating to calendar year 2004. We refer to adjusted OIBA to facilitate accurate comparisons to the Company’s historical operating results, in making operating decisions, for internal budget planning, and in some cases to form the basis upon which management is evaluated.

Management believes that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for or superior to GAAP results. We believe these measures are useful to investors because they represent our consolidated operating results, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses.

OIBA and adjusted OIBA have certain limitations in that they do not take into account the impact to our statement of operations of certain expenses, including non-cash stock-based compensation associated with our employees, acquisition-related accounting and facility relocation amounts. We endeavor to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Adjusted Operating Income Before Amortization and Operating Income Before Amortization (OIBA) to GAAP Net Income (Loss)

(unaudited)

	Predecessor Period	Successor Period	Combined 2003 Periods	Successor Period
	Period from January 1 to February 28, 2003	Period from January 17 (inception) to June 30, 2003	Combined periods January 1 to June 30, 2003	Six months ended June 30, 2004
Adjusted operating income before amortization (Adjusted OIBA)	$594,053	747,958	1,342,011	1,327,749

Acquisition-related retention consideration	—	—	—	(255,660)
Facility relocation	—	—	—	(230,459)

Operating income before amortization (OIBA)	594,053	747,958	1,342,011	841,630

Stock-based compensation	(38,981)	(1,261,069)	(1,300,050)	(595,998)
Amortization of intangible assets	—	(1,159,675)	(1,159,675)	(2,069,512)

Income (loss) from operations	555,072	(1,672,786)	(1,117,714)	(1,823,880)

Other income (expense):
Interest income	1,529	16,571	18,100	81,346
Interest expense	—	—	—	(1,813)
Adjustment to fair value of redemption obligation	—	—	—	55,250
Other	—	—	—	3,643

Total other income	1,529	16,571	18,100	138,426

Income (loss) before provision for income taxes	556,601	(1,656,215)	(1,099,614)	(1,685,454)

Income tax expense (benefit)	224,082	(586,863)	(362,781)	(200,803)

Net income (loss)	332,519	(1,069,352)	(736,833)	(1,484,651)

Accretion to redemption value of redeemable convertible preferred stock	—	504,355	504,355	420,430

Net income (loss) applicable to common stockholders	$332,519	(1,573,707)	(1,241,188)	(1,905,081)

(A) Adjusted operating income before amortization and operating income before amortization (OIBA)

We report operating income before amortization (OIBA) that is a supplemental measure to GAAP. OIBA represents loss from operations before (1) stock-based compensation expense and (2) amortization of intangible assets. It is one of the primary metrics by which we evaluate the performance of our business. Additionally, management uses adjusted OIBA which excludes both the acquisition-related retention consideration, as we view this as part of the earn-out incentives related to the Enhance transaction, and a facility relocation expense. Both of these considerations are viewed as non-recurring in nature with the facility relocation expense recognized in the Six months ended June 30, 2004 and the earn-out consideration relating to calendar year 2004. We refer to adjusted OIBA to facilitate accurate comparisons to the Company’s historical operating results, in making operating decisions, for internal budget planning, and in some cases to form the basis upon which management is evaluated.

Management believes that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for or superior to GAAP results. We believe these measures are useful to investors because they represent our consolidated operating results, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses.

OIBA and adjusted OIBA have certain limitations in that they do not take into account the impact to our statement of operations of certain expenses, including non-cash stock-based compensation associated with our employees, acquisition-related accounting and facility relocation amounts. We endeavor to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

(B) Presentation of Financial Reporting Periods

From January 17, 2003 (inception) through February 28, 2003, we were involved in business and product development, as well as financing and acquisition initiatives. During this period, we had no revenue. On February 28, 2003, we acquired Enhance Interactive. Accordingly, our activities in the Six months ended June 30, 2004 were different from the operating activities of Enhance Interactive for the same period in 2003. For purposes of our discussion, we have included the results of operations of the Predecessor, Enhance Interactive. The 2003 period presentation combines the results for the period of January 17, 2003 (inception) to June 30, 2003 and the results of Enhance Interactive for the period of January 1, 2003 to February 28, 2003 (Combined 2003 Periods). In the Combined 2003 Periods, we have included the overlapping operating activities of Enhance Interactive and our operating activities for the period of January 17, 2003 (inception) through February 28, 2003.